UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 19, 2000

                             CityFed Financial Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  0-13311            22-2527684
           --------                  -------            ----------
 (State or other jurisdiction of   (Commission         (IRS Employer
  incorporation or organization)   File Number)      Identification No.)




                        PO Box 3126, Nantucket, MA       02584
                 -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (508) 228-2366
                                 --------------
              (Registrant's telephone number, including area code)



         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                                               Page 1 of 3 Pages
                                     There is no Exhibit Index in this document.

ITEM 5.  OTHER EVENTS

On May 19, 2000, CityFed Financial Corp. ("CityFed") finalized, with the Office of Thrift Supervision ("OTS") and the Federal Deposit Insurance Corporation ("FDIC"), the settlement ("Settlement") described in its Form 10-QSB for the three months ended March 31, 2000 ("Form 10-QSB") under Note 4 to the Notes to the Financial Statements for the Three Months Ended March 31, 2000 ("Note 4") under the caption "IN THE MATTER OF CITYFED FINANCIAL CORPORATION, OTS Order No. AP 94-26 (June 2, 1994)."

The terms of the Settlement include the following:

o  CityFed paid to the FDIC, as receiver for City Federal, $3,169,115,

o  CityFed assigned to the FDIC all of CityFed's interest in its goodwill claim,

o CityFed conveyed to the FDIC its ownership interest in City Federal and gave up any claims against its receivership estate;

o The OTS dismissed with prejudice the OTS Action (as such term is defined in the Form 10-QSB), and the OTS and the FDIC gave full and complete releases to CityFed and the Individual Respondents (as such term is defined in the Form 10-QSB);

o CityFed and the Individual Respondents gave full and complete releases to the OTS and the FDIC; and

o The OTS dissolved the Temporary Order (as such term is defined in the Form 10-QSB) and authorized First Union National Bank to release, and First Union National Bank did release, to CityFed all of its assets remaining in the escrow account following payment of the settlement proceeds.

For a complete description of the issues that led to the Settlement, see the Form 10-QSB under Note 4 under the caption "IN THE MATTER OF CITYFED FINANCIAL CORPORATION, OTS Order No. AP 94-26 (June 2, 1994)."

Following the Settlement, CityFed intends to undergo reorganization, perhaps involving a bankruptcy proceeding. However, under the terms of the Settlement, the Settlement may be declared null and void if bankruptcy proceedings are instituted by or against CityFed within 96 days from the Settlement's effective date of May 19, 2000. If the Settlement becomes null and void, the OTS and the FDIC have the right to reinstate all claims against CityFed and the Individual Respondents and could seek to litigate those claims in the bankruptcy court or elsewhere. Claims based on commitments to maintain the capital of federally insured depository institutions are afforded a priority over other unsecured claims in a bankrupt corporation's estate to the extent provided in 11 U.S.C.
Section 507(a).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITYFED FINANCIAL CORP.

                                By: /s/ John W. Atherton, Jr.
                                    -------------------------
                                    John W. Atherton, Jr.
                                    President, Chief Executive Officer
                                      and Treasurer (Principal Executive
                                      and Financial Officer)





Date:  May 23, 2000





















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